EXHIBIT 10.2

                                   DEMAND NOTE

Executed as of the 26th  day of April, 2001, at Chicago, Illinois, ID.  Singing


Amount $10,000,000.00

         FOR VALUE RECEIVED, the Undersigned (jointly and severally, if more than one) promises to pay to the order of LASALLE BUSINESS CREDIT INC. (hereinafter, together with any holder hereof, called "Lender"), at the main office of the Lender, the principal sum of Ten Million and No/100 ------ Dollars ($10,000,000.00) plus the aggregate unpaid principal amount of all advances made by Lender to the Undersigned (or any one of them, if more than one) pursuant and in accordance with Paragraph 2 of the Loan Agreement (as hereinafter defined) in excess of such amount, or, if less, the aggregate unpaid principal amount of all advances made by Lender to the Undersigned (or any one of them, if more than one) pursuant to and in accordance with Paragraph 2 of the Loan Agreement. The Undersigned (jointly and severally, if more than one) further promises to pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof.

         This Demand Note is referred to in and was delivered pursuant to that certain Loan and Security Agreement, as amended, amended and restated or otherwise modified from time to time, together with all exhibits thereto, dated April 26, 2001, between Lender and the Undersigned (the "Loan Agreement"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Loan Agreement.

         THE OUTSTANDING PRINCIPAL BALANCE OF THE UNDERSIGNED'S LIABILITIES TO LENDER UNDER THIS DEMAND NOTE SHALL BE PAYABLE UPON DEMAND. Prior to demand, principal hereunder shall be payable pursuant to the terms of the Loan Agreement.

         The Undersigned (and each one of them, if more than one) hereby authorizes the Lender to charge any account of the Undersigned (and each one of them, if more than one) for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Undersigned under this Demand Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduce dot such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

         The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time; provided, however, that the Undersigned shall pay a prepayment fee as provided in the Loan Agreement.

         The Undersigned (and each one of them, if more than one) waives the benefit of any law that would otherwise restrict or limit Lender or any affiliate of Lender, in the exercise of its right, which is hereby acknowledged, to set-off against the Liabilities, without notice and at any time hereafter after the occurrence of an Event of Default, any indebtedness matured or unmatured owing from Lender, or any affiliate of Lender, to the Undersigned (or any one of them). The Undersigned (and each one of them, if more than one) waives every defense, counterclaim (other than any claim which, if not made as a counterclaim, would be waived by Undersigned) or setoff which the Undersigned (or any one of them,

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if more than one) may now have or hereafter may have to any action by Lender in enforcing this Note and/or any of the other Liabilities, or in enforcing Lender's rights in the Collateral and ratifies and confirms whatever Lender may do pursuant to the terms hereof and of the Loan Agreement and with respect to the Collateral and agrees that Lender shall not be liable for any error in judgment or mistakes of fact or law except with respect to acts of gross negligence or willful misconduct.

         The Undersigned, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest and all other notices and demands in connection with the enforcement of Lender's rights hereunder.

         The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois., THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned (and each one of them, if more than one) and the Undersigned's heirs, legal representatives, successors and assigns (and each of them, if more than one). If this Note contains any blanks when executed by the Undersigned (or any one of them, if more than one), the Lender is hereby authorized, without notice to the Undersigned (or any one of them, if more than one) to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators successors and assigns, shall be jointly and severally obligated hereunder.

         To induce the Lender to make the loan evidenced by this Note, the Undersigned (and each one of them, if more than one) (i) irrevocably agrees that, subject to Lender's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Lender, or the Collateral, shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois; (ii) hereby consents to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city; and (iii) waives any objection based on forum non-conveniens. IN ADDITION, LENDER AND THE UNDERSIGNED (OR ANY ONE OF THEM, IF MORE THAN ONE) HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER. In addition, the Undersigned agrees that all service of process shall be made as provided in the Loan Agreement.

         As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.



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         IN WITNESS WHEREOF, each of the Undersigned, if more than one, has executed this Note on the date above set forth.
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                                                                       (CORPORATION, PARTNERSHIP OR LIMITED
         (INDIVIDUAL(S) SIGN BELOW)                                      LIABILITY COMPANY SIGN BELOW)

__________________________________                                     The Singing Machine Company, Inc.
                                                                       --------------------------------------------------
Name                                                                   Name of Corporation, Partnership or Limited Liability Company

_________________________________                                      By:___________________________________
Address                                                                         Name and Title
                                                                                6601 Lyons Road, Suite A-7
_________________________________                                               Coconut Creek, Florida 33073
                                                                       ------------------------------------------------------
                                                                       Address

_________________________________                                      By:___________________________________
Address                                                                         Name and Title

---------------------------------                                      --------------------------------------
Address                                                                Address

---------------------------------                                      --------------------------------------

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